Aberdeen Funds

Aberdeen Asia Bond Fund

Supplement dated January 24, 2017 to the Prospectus dated February 29, 2016, as amended March 9, 2016 and supplemented to date (the “Prospectus”)

The following replaces the Portfolio Manager table for the Aberdeen Asia Bond Fund in the section entitled “Summary — Aberdeen Asia Bond Fund — Portfolio Managers” on page 61 of the Prospectus:

Name	Title	Served on the Fund Since
Adam McCabe	Head of Asian Fixed Income	Inception*
Kenneth Akintewe	Senior Investment Manager	2009
Thomas Drissner	Senior Investment Manager	2014
Gareth Nicholson	Investment Manager	2014

* Includes Predecessor Fund

The following replaces the information in the section entitled “Fund Management - Portfolio Management - Aberdeen Asia Bond Fund” beginning on page 189 of the Prospectus:

Aberdeen Asia Bond Fund

The Asia Bond Fund is managed by the Asian Fixed Income Team. The Adviser’s and Subadviser’s dedicated Asian Fixed Income Team has investment professionals based in the Asian region, with specialist macro and credit teams. The Asian macro team is responsible for performing the analysis of the countries/sovereigns in the Asian region and for managing the interest rate and currency strategies in the Fund, while the Asian credit team is responsible for performing the credit analysis and management of the credit risk of the Fund. Importantly, the team is responsible for managing the overall credit risk and allocations within representative sectors, but also undertakes fundamental analysis of both the credit worthiness and conviction in credit quality/profile of an issuer. Only after thoroughly researching the fundamentals does the investment team form a basis for investment decisions. The Adviser and Subadviser believe team-based decisions have distinct advantages over decisions made by individuals. The Asian Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Managers	Funds

Adam McCabe, Head of Asian Fixed Income
(AAMAL)
Adam McCabe is the Head of Asian Fixed Income,
responsible for overseeing the investment strategies and portfolio management for Aberdeen’s Asian Fixed
Income portfolios. Adam joined Aberdeen in 2009
following the acquisition of certain asset management
businesses from Credit Suisse. Adam worked for Credit Suisse from 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies. Before that, he was a member of Credit Suisse’s Australian Fixed Income Team, where he was responsible for interest rate and currency strategies. He was a member of the global currency and emerging currency strategy groups. Adam was also Head of Fixed Income for Woori

Aberdeen Asia Bond Fund

Credit Suisse Asset Management, Korea, where he was responsible for the fixed income and money market portfolio management, investment strategy and processes.

Thomas Drissner, Senior Investment Manager
(AAMAL)
Thomas Drissner is a Senior Investment Manager within the Asian Fixed Income team based in Singapore. Thomas joined Aberdeen in 2010. Before transferring to Singapore in 2012, he worked as a Credit Analyst in Aberdeen’s EMEA Fixed Income team based in London. Prior to that Thomas held positions at Standard & Poor’s, and Commerzbank in London. Thomas holds a BA (Hons) in Business Administration from The Open University, UK and a Diplom-Betriebswirt (Berufsakademie) from the University of Cooperative Education, Germany.

Aberdeen Asia Bond Fund

Kenneth Akintewe, Senior Investment Manager
(AAMAL)
Kenneth Akintewe is a senior investment manager on the Asian Fixed Income team. Kenneth joined Aberdeen in 2002, working first on the global equities desk in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian Fixed Income team in 2005 to focus on Asian local currency, interest rate and foreign exchange strategy. Kenneth has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Aberdeen Asia Bond Fund

Gareth Nicholson, Investment Manager (AAMAL)

Gareth Nicholson is an investment manager on the Asian fixed income product team specialising in Corporate Credit. Gareth joined Aberdeen in 2004 via the acquisition of Deutsche Bank Asset Management,

working first with the Global Overlay funds as a derivative specialist before moving to a senior dealer role covering all derivative, sovereign and credit trading through London. In his role as dealer he transferred to Aberdeen’s Singapore office in 2012 to facilitate the incorporation of global practices, particularly in the Asian Corporate Credit team.

Gareth holds a BSc in Financial Mathematics and

Statistics from the University of Johannesburg, South

Africa.

Aberdeen Asia Bond Fund

Please retain this Supplement for future reference.

Aberdeen Funds

Aberdeen Asia Bond Fund

Supplement dated January 24, 2017 to the Statement of Additional Information dated February 29, 2016, as amended March 9, 2016 and supplemented to date (the “SAI”)

All references and information relating to Victor Rodriguez are deleted from the SAI.

Please retain this Supplement for future reference.